AGREEMENT

This Agreement (“Agreement”) is entered into this 29th day of March, 2005, by and between the parties identified on the signature pages hereto (each an “Investor” and collectively “Investors”) and GOLDSPRING, INC., a Florida corporation (the “Company”).

R E C I T A L S

1.  WHEREAS, the parties hereto are also parties to that certain Subscription Agreement dated as of November 30, 2004 (the “Subscription Agreement”) whereby the Company issued and sold to the Investors up to $12.0 million of principal amount of promissory notes of the Company (“Convertible Notes”) initially convertible into shares of the Company’s common stock, $0.000666 par value per share (the “Common Stock”) and warrants to purchase shares of Common Stock; and

2.  WHEREAS, pursuant to Section 11.1(iv) of the Subscription Agreement, the Company was required to file a registration statement by December 30, 2004 and to have caused such registration statement to be declared effective by the Securities and Exchange Commission (the “Commission”) by February 14, 2005; and

3.  WHEREAS, the Company’s failure to file the registration statement within the time periods prescribed in the Subscription Agreement has caused liquidated damages to accrue pursuant to Section 11.4 of the Subscription Agreement, as further calculated and set forth on Exhibit A attached hereto; and

4.  WHEREAS, pursuant to Section 12(b) of the Subscription Agreement, the consent of holders of not less than 80% of the outstanding principal amount of Convertible Notes is required prior to the Company’s issuance of any equity security of the Company; and

5.  WHEREAS, the Investors set forth on the signature pages of this Agreement represent 100% of the outstanding principal amount of Convertible Notes; and

6.  WHEREAS, in order to provide for certain payment and to avoid the expense, inconvenience, and uncertainty of further dispute, the parties hereto desire resolve the claims and damages that have accrued pursuant to the Subscription Agreement, without any admission of liability to any party hereto, on the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration for the mutual promises, various obligations, rights, and covenants contained herein and for other consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.  Incorporation of Recitals. The recitals set forth above are true, accurate, and correct, and are incorporated in this Agreement by this reference and made a material part of this Agreement.

2.  Payment. In consideration for various obligations, rights, and covenants contained herein and other consideration, and without any admission of liability by any party hereto, upon the Settlement Date of this Agreement, the Company shall issue to the Investors up to an aggregate of _______ restricted shares of Common Stock (the “Shares”), in accordance with the names and amounts set forth on Exhibit B attached hereto. For purposes of this Agreement, the “Settlement Date” shall be the date whereby at least 80% of the outstanding principal amount of Convertible Notes have approved and executed this Agreement; provided, however, that if the Settlement Date does not occur by April 15, 2005, then this Agreement shall be null and void and of no further force or effect. The parties acknowledge that the Investors are granted the registration and other rights described in Section 11 of the Subscription Agreement, except that the Filing Date and Effective Date of the registration rights related to the Shares shall be April 30, 2005 and June 30, 2005, respectively.

3.  Consent and Waiver. By executing this Agreement, each Investor hereby (i) consents, pursuant to Section 12(b) of the Subscription Agreement, to the issuance of the Shares pursuant to this Agreement; (ii) waives the application of Section 12(c) of the Subscription Agreement with respect to the issuance of the Shares pursuant to this Agreement; (iii) waives the application of Section 3.4 of the Common Stock Purchase Warrant dated November 30, 2004 held by such Investor with respect to the issuance of the Shares pursuant to this Agreement; and (iv) waives the application of Section 3.4(b)(D) of the Convertible Note held by such Investor with respect to the issuance of the Shares pursuant to this Agreement. The parties acknowledge that such consent and waiver applies to the issuance of Shares pursuant to this Agreement and shall not constitute an implied waiver of any other right, power, or privilege of the Investors.

4.  Acknowledgement and Release. In consideration of the mutual agreements contained herein, the parties to this agreement acknowledge that the Shares are being issued in lieu of liquidated damages that accrued pursuant to Section 11.4 of the Subscription Agreement during the period commencing November 30, 2004 and continuing through and including March 29, 2005, and each party fully, finally, and forever releases from and discharges one another, and each of its officers, directors, stockholders, employees, accountants, and agents, of and from any and all claims, demands, obligations, actions, causes of action, damages, costs, and expenses of any nature whatsoever, which either party may now have in connection with liquidated damages that accrued during such period.

5.  Representations and Warranties of Company

(a)  Authority. Company has the power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. No other proceedings on the part of Company are necessary to authorize the execution and delivery by Company of this Agreement or the consummation by Company of the transactions contemplated hereby. This Agreement has been duly executed and delivered by, and constitutes a legal, valid, and binding agreement of Company, enforceable against it in accordance with its terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect relating to creditors' rights, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

(b)  No Violation. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate or result in a breach by Company of, or constitute a default under, or conflict with, or cause any acceleration of any obligation with respect to, (i) any provision or restriction of its articles of incorporation, bylaws, or any loan, indenture, or mortgage of Company, or (ii) any provision or restriction of any lien, lease agreement, contract, instrument, order, judgment, award, decree, ordinance, or regulation or any other restriction of any kind or character to which any assets or properties of Company is subject or by which Company is bound.

(c)  Accuracy of Statements. Neither this Agreement nor any statement, exhibit, certificate, or other information furnished by Company to Investors in connection with this Agreement or any of the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of circumstances in which they are made, not misleading.

6.  Investor’s Representations and Warranties. Each Investor hereby represents and warrants to and agrees with Company only as to such Investor that:

(a)  Information on Company. Investor has been furnished with or has had access via the EDGAR system maintained by the Commission to Company's Form 10-KSB for the year ended December 31, 2003 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available via the EDGAR system (hereinafter referred to collectively as the “Reports”). In addition, the Investor has received in writing from Company such other information concerning its operations, financial condition, and other matters as Investor has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors Investor deems material in deciding on the advisability of investing in the Shares.

(b)  Information on Investor. Investor is an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of U.S. publicly owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax, and other business matters as to enable Investor to utilize the information made available by Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Investor has the authority and is duly and legally qualified to receive and own the Shares. Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding Investor is accurate.

(c)  Intent. As of the Settlement Date, Investor shall accept the Shares for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(d)  Compliance with Securities Act. Investor understands and agrees that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”) Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Investor contained herein), and that the Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(e)  Shares Legend. The Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO GOLDSPRING, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(f)  Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed, and delivered by Investor and are valid and binding agreements enforceable against Investor in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Investor has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by Investor relating hereto.

(g)  Restricted Securities. Investor understands that the Shares have not been registered under the 1933 Act and such Investor will not sell, offer to sell, assign, pledge, hypothecate, or otherwise transfer any of such securities unless pursuant to an effective registration statement under the 1933 Act. Notwithstanding anything to the contrary contained in this Agreement, such Investor may transfer (without restriction and without the need for an opinion of counsel) the Shares to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(h)  No Governmental Review. Each Investor understands that no U.S. federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(i)  Correctness of Representations. Each Investor represents as to such Investor that the foregoing representations and warranties are true and correct as of the date hereof and, unless an Investor otherwise notifies the Company prior to the Settlement Date shall be true and correct as of the Settlement Date.

7.  Review by Counsel. By executing this Agreement, the parties acknowledge that this Agreement has been freely and extensively negotiated and they have fully availed themselves of the opportunity to consult with counsel of their choice about the consequences of its terms and provisions. The parties acknowledge that they have read this Agreement, that they fully understand it, that they agree to be bound by its terms and conditions. The parties further acknowledge that such parties are not relying on any representations or warranties of any of the other parties or their counsel in entering into this Agreement, except such representations or warranties as may be expressly set forth in this Agreement.

8.  Binding Effect. This Agreement, and every part hereof, shall be effective only upon the Settlement Date, and shall be binding upon and shall inure to the benefit of the parties hereto, as well as to their respective successors-in-interest, heirs, executors, administrators, and assigns.

9.  Further Assurances. Each party hereto agrees to take all actions and cooperate as necessary to and further agrees to execute any documents that might be necessary to effect the transactions contemplated by this Agreement.

10.  Entire Agreement. This writing (including the Recitals) and the exhibits represent the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties respecting the same.

11.  Attorneys’ Fees. In the event of a violation of this Agreement or any portion thereof, the prevailing party in any litigation arising therefrom shall be entitled to recover all reasonable attorneys’ fees and costs.

12.  Amendment; Waiver. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated, except by a written instrument signed by Company and holders of not less than 80% of the outstanding principal amount of Convertible Notes, and any such amendment, waiver, discharge, or termination shall be binding on all the Holders.

13.  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

14.  Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any Investor, upon any breach or default of Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

16.      Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which taken together shall constitute one Agreement..

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

COMPANY:

GOLDSPRING, INC., a Florida corporation

By: _____________________________________
Robert T. Faber, President

INVESTORS:

GAMMA OPPORTUNITY CAPITAL PARTNERS, LP

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

LONGVIEW FUND LP

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

LONGVIEW EQUITY FUND, LP

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

LONGVIEW INTERNATIONAL
EQUITY FUND, LP

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

ALPHA CAPITAL
AKTIENGESELLSCHAFT

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

CAPITAL VENTURES INTERNATIONAL

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

PORTSIDE GROWTH AND OPPORTUNITY FUND

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

ENABLE GROWTH PARTNERS L.P.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

WHALEHAVEN FUNDS LIMITED

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

STONESTREET LIMITED PARTNERSHIP

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

SMITHFIELD FIDUCIARY LLC

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

TCMP3 PARTNERS LLP

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

BRISTOL INVESTMENT FUND, LTD.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

VERTICAL VENTURES, LLC

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

MERRIMAN CURHAN FORD CORPORATION

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

___________________________________
A. Tod Hindin

KENNETH R. WERNER REV TST
DTD 7/20/96

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

___________________________________
Thomas P. O’Shea, Jr.

___________________________________
D. Jonathan Merriman

___________________________________
Brock Ganeles

___________________________________
Elise Stern

___________________________________
Craig E. Sultan

___________________________________
Carl Frankson

___________________________________
Jon M. Plexico

___________________________________
Pete Marcil

___________________________________
David Bain

___________________________________
Steven R. Sarracino

___________________________________
Gregory S. Curhan

___________________________________
John Hiestand

___________________________________
Robert E. Ford

___________________________________
Eric Wold

___________________________________
Christopher Aguilar

___________________________________
Peter A. Blackwood

GENESIS MICROCAP INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

John V. Winfield

JOHN V. WINFIELD IRA-1

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

JOHN V. WINFIELD IRA-2

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

SANTA FE FINANCIAL CORP.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

PORTSMOUTH SQUARE, INC.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

INTERGROUP CORP.

By: _____________________________________
Name: ___________________________________
Title: ____________________________________

EXHIBIT A

CALCULATION OF LIQUIDATED DAMAGES

EXHIBIT B

COMMON STOCK TO BE ISSUED IN SETTLEMENT